EXHIBIT 10.4

SCHEDULE TO INDEMNIFICATION AGREEMENT

The following is a list of the current directors and executive officers of Antigenics who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.4 to our registration statement on Form S-1 (File No. 333-91747):

Garo H. Armen, Ph.D.

Pramod K. Srivastava, Ph.D.

Bruce Leicher

Renu Gupta

Noubar Afeyan, Ph.D.

Frank V, AtLee III

Gamil G. de Chadarevian

Tom Dechaene

Margaret Eisen

Wadih Jordan

Mark Kessel

Alastair Wood